Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Nustate Energy Holding, Inc., on Form 10-K/A for the year ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Kevin Yates, Principal Financial Officer of Nustate Energy Holding, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended June 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the year ended June 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of Nustate Energy Holding, Inc.

Date: February 4, 2016

/s/ Kevin Yates
Kevin Yates
Principal Accounting Officer, Chief Financial Officer